Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth St, NW
Washington, DC  20549

 August 31, 2001

 Dear Sir:
We have read the paragraphs of Item 4(a) included in the Form 8-K dated December 18, 2000 of Safe Transportation Systems, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,



By: /s/ James E. Scheifley & Associates, P.C.
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        James E. Scheifley & Associates, P.C.



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